SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549
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                              FORM 8-K


                            CURRENT REPORT


                     Pursuant to Section 13 or 15(d)
                               of the
                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 7, 1995
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                     THE PARKWAY COMPANY
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       (Exact name of Registrant as specified in its charter)


Texas                       0-12505                  74-2123597
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(State or other       Commission File Number      (IRS Employer
 jurisdiction of                                   Identification
 incorporation)                                        Number)

300 One Jackson Place, 188 E. Capitol St., Jackson, MS  39201
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:(601)948-4091
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  (Former name or former address, if changed since last report)







                            FORM 8-K

                       THE PARKWAY COMPANY

Item 5.   Other Events.

          On July 7, 1995, the option contract that One Jackson Place, Ltd. had entered into to sell the One Jackson Place office building to an unrelated party was terminated. The prospective purchaser had no funds at risk in the transaction. One Jackson Place is a fourteen story office building in the central business district of Jackson, Mississippi consisting of 217,991 net rentable square feet and is 100% leased. The Parkway Company owns an effective 73.125% interest in the One Jackson Place office building by virtue of its indirect ownership of the partnership which owns the building.







                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  July 13, 1995

                               THE PARKWAY COMPANY



                                BY:  /s/ Sarah P. Clark
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                                   Sarah P. Clark, Vice President
                                   and Chief Financial Officer